UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2020

SENSEONICS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37717	47-1210911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20451 Seneca Meadows Parkway Germantown, MD 20876-7005
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (301) 515-7260

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SENS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On December 23, 2020, Senseonics Holdings, Inc. (the “Company”) issued a press release announcing certain financial and operational business updates (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth in this Item 7.01 and contained in the Press Release furnished as Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any of the Company's filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01	Other Events.

On January 11, 2021, the Company completed the final closing of its previously announced private placement of Series A Preferred Stock, pursuant to the Stock Purchase Agreement (the “Stock Purchase Agreement”) dated August 9, 2020 by and among the Company and Masters Special Situations, LLC, Marlin Fund, Limited Partnership and Marlin Fund II, Limited Partnership (collectively, the “Masters Purchasers”). In total, including the previously announced initial closing, the Company sold $25.8 million of Series A Preferred Stock to the Masters Purchasers and certain of their assignees. By virtue of the subsequent closings, pursuant to the previously announced Investor Rights Agreement dated July 9, 2020, Masters Special Situations, LLC has retained its right to designate one director for election to the Company’s board of directors at the Company’s 2021 Annual Meeting of Stockholders.

In connection with the completion of the financing, the Company and the Purchasers (as defined in the Stock Purchase Agreement, and which now include the assignees who have purchased shares of Series A Preferred Stock in the financing) entered into an amendment to the Resale Registration Rights Agreement dated August 9, 2020, to extend the deadline for filing a resale registration statement covering the shares of common stock issuable upon conversion of the Series A Preferred Stock to February 15, 2021.

On December 23, 2020, the Company announced in the Press Release, among other financial and operational business updates, that it had received communication from the U.S. Food and Drug Administration (“FDA”) explaining that the reallocation of agency resources to address Emergency Use Authorization applications for products related to the COVID-19 public health emergency is affecting marketing application reviews, including the Eversense 180-day product, which will be delayed by at least 60 days, although the precise duration cannot be known due to the uncertainty associated with the pandemic and the volume of COVID-19 EUA submissions. It is the Company’s understanding that multiple sponsors have received this notification from the FDA regarding the anticipated delays in regulatory reviews resulting from the FDA’s resource reallocation decisions. The Company believes that there is still the potential for a decision by the FDA by the end of the second quarter of 2021. The Press Release also announced the inclusion of Eversense Category III CPT codes in the Centers for Medicare & Medicaid Services (CMS) 2021 Physician Fee Schedule (PFS), establishing global payment for the device cost and procedure fees for healthcare providers across the United States. The Press Release also announced the entry into an agreement with Roche to provide for the orderly transition of distribution activities to Ascensia Diabetes Care in the Roche European territories where it will commence distributing the product effective February 1, 2021, the winding up of Roche’s distribution activities, and resolution of final Roche purchases and other matters between the parties.

Forward-Looking Disclaimer:

Any statements in this report about future expectations, plans and prospects for Senseonics, including statements concerning the potential approval by the FDA of the Company’s 180-day Eversense product and Ascenia Diabetes Care’s commencement of European distribution of the Company’s products, and other statements containing the words “believe,” “expect,” “intend,” “may,” “projects,” “will,” “planned,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the impacts of the ongoing COVID-19 pandemic on the Company’s business, including the duration and severity of the resource relocation within the FDA and related implications for the timing of FDA’s evaluation of the 180-day Eversense product, the extent of EUA requests the FDA receives, the uncertainties associated with transitioning responsibility for European distribution from Roche to Ascensia, and other factors as are set forth in the risk factors detailed in Senseonics’ Annual Report on Form 10-K for the year ended December 31, 2019, Senseonics’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 and Senseonics’ other filings with the SEC under the heading “Risk Factors.” In addition, the forward-looking statements included in this press release represent Senseonics’ views as of the date hereof. Senseonics anticipates that subsequent events and developments will cause Senseonics’ views to change. However, while Senseonics may elect to update these forward-looking statements at some point in the future, Senseonics specifically disclaims any obligation to do so except as required by law. These forward-looking statements should not be relied upon as representing Senseonics’ views as of any date subsequent to the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description

99.1	Press release, dated as of December 23, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2021	SENSEONICS HOLDINGS, INC.
	By:	/s/ Nick Tressler
	Name:	Nick Tressler
	Title:	Chief Financial Officer